UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 23, 2002


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
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(State or other jurisdiction   (Commission                         (IRS Employer
of incorporation)              File Number)                  Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Agway Inc., Telmark LLC and Wells Fargo Financial Leasing, Inc., today announced the signing of a definitive agreement in which Wells Fargo Financial Leasing, Inc. would purchase approximately $650 million in lease receivables which is substantially all of the assets of Telmark LLC, Agway's agricultural lease financing subsidiary. The agreement contemplates that substantially all of the liabilities associated with the leases will be retained by Telmark and it is anticipated that a substantial portion of the proceeds will be used to repay Telmark creditors. The purchase is expected to close by March 1, 2003.

The acquisition is subject to obtaining appropriate approvals, including the approval of the U. S. Bankruptcy Court for the Northern District of New York. On October 1, 2002, Agway Inc. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Telmark was not included in Agway's Chapter 11 filing.

A copy of the definitive agreement will be filed with the Securities and Exchange Commission once it has been filed with the U.S. Bankruptcy Court as part of the approval process.

A copy of the press release dated December 23, 2002 is attached as an exhibit to this filing and incorporated herein by reference.
























CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
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99       Press release dated December 23, 2002






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AGWAY INC.
                                           (Registrant)



Date       December 23, 2002               By     /s/ PETER J. O'NEILL
       -------------------------------        ----------------------------------
                                                      Peter J. O'Neill
                                                    Senior Vice President
                                                      Finance & Control
                                                (Principal Financial Officer and
                                                    Chief Accounting Officer)